                                                                  Exhibit 99.1

                           Joint Filer Information

Date of Event Requiring Statement:  July 5, 2012

Issuer Name and Ticker or Trading   Team Health Holdings Inc. [TMH]
Symbol:

Designated Filer:                   Blackstone Management Associates IV L.L.C.

Other Joint Filers:                 Ensemble Parent LLC
                                    Blackstone Capital Partners IV L.P.
                                    Blackstone Holdings III L.P.
                                    Blackstone Holdings III GP L.P.
                                    Blackstone Holdings III GP Management L.L.C.
                                    The Blackstone Group L.P.
                                    Blackstone Group Management L.L.C.
                                    Mr. Stephen A. Schwarzman

Addresses:                          The address of the principal business and
                                    principal office of each of
                                    Ensemble Parent LLC,
                                    Blackstone Capital Partners IV L.P.,
                                    Blackstone Management Associates IV L.L.C.,
                                    Blackstone Holdings III L.P.,
                                    Blackstone Holdings III GP L.P.,
                                    Blackstone Holdings III GP Management L.L.C.,
                                    The Blackstone Group L.P.,
                                    Blackstone Group Management L.L.C.
                                    and Mr. Stephen A. Schwarzman is
                                    c/o The Blackstone Group, 345 Park Avenue,
                                    New York, NY 10154.

Signatures:                         Ensemble Parent LLC
Dated: July 9, 2012                 By:  /s/ Neil P. Simpkins
                                    --------------------------------------------
                                    Name: Neil P. Simpkins
                                    Title: Designated Signatory

                                    Blackstone Management Associates IV L.L.C.
                                    By:  /s/ John G. Finley
                                    --------------------------------------------
                                    Name: John G. Finley
                                    Title: Authorized Person

                                    Blackstone Capital Partners IV L.P.
                                    By:  /s/ John G. Finley
                                    --------------------------------------------
                                    Name: John G. Finley
                                    Title: Authorized Person

                                    Blackstone Holdings III L.P.
                                    By:  /s/ John G. Finley
                                    --------------------------------------------
                                    Name: John G. Finley
                                    Title: Authorized Person

                                    Blackstone Holdings III GP L.P.
                                    By:  /s/ John G. Finley
                                    --------------------------------------------
                                    Name: John G. Finley
                                    Title: Authorized Person

                                    Blackstone Holdings III GP Management L.L.C.
                                    By:  /s/ John G. Finley
                                    --------------------------------------------
                                    Name: John G. Finley
                                    Title: Authorized Person

                                    The Blackstone Group L.P.
                                    By:  /s/ John G. Finley
                                    --------------------------------------------
                                    Name: John G. Finley
                                    Title: Authorized Person

                                    Blackstone Group Management L.L.C.
                                    By:  /s/ John G. Finley
                                    --------------------------------------------
                                    Name: John G. Finley
                                    Title: Authorized Person

                                    Mr. Stephen A. Schwarzman
                                    By:  /s/ Stephen A. Schwarzman
                                    --------------------------------------------